UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2004



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


    California                       1-12711                 94-1721931
    ----------                       -------                 ----------
 (State or other              (Commission File No.)        (I.R.S. Employer
  jurisdiction                                            Identification No.)
of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under   the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under   the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02  Results of Operations and Financial Condition

     Digital Power Corporation announced its results for the third quarter ended September 30, 2004 on the attached press release.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits

         Exhibit No.            Exhibit Description
         -----------            -------------------

         99                     Press release announcing third quarter results

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGITAL POWER CORPORATION,
                                    a California Corporation


Dated:  November 16, 2004           /s/ Uzi Sasson
        -------------------         --------------------------------------------
                                    Uzi Sasson,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.                Description
         -----------                -----------

             99 Press release dated November 11, 2004 titled "Digital Power Reports Financial Results for the Third Quarter Ended September 30, 2004"